Putnam
Tax-Free
High Yield
Fund

ANNUAL REPORT
July 31, 1997

[LOGO: BOSTON * LONDON * TOKYO]

Fund highlights

* "The recent bond rally, coupled with historically narrow spreads between high-grade and high-yield issues, has allowed the fund to capture many credit upgrade and prerefunding opportunities while simultaneously reducing its exposure to further market volatility."

                          --  Triet M. Nguyen, manager
                              Putnam Tax-Free High Yield Fund

* "The factors affecting bond performance are still the same:
  inflation, the budget deficit and how the dollar is trading. And these factors have recently been working in bonds' favor."

                          -- Money, September 1997

   CONTENTS

 4 Report from Putnam Management

 9 Fund performance summary

14 Portfolio holdings

28 Financial statements



From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

[copyright] Karsh, Ottawa

Dear Shareholder:

A substantially stronger municipal bond market brightened the closing months of your fund's fiscal year, helping to bring its performance within one percentage point of its benchmark index. This is no small achievement, considering that the index encompasses the full spectrum of tax-free bonds in today's market while the fund's portfolio emphasizes higher-yielding lower-rated bonds -- generally characterized more by their income-producing capability than their total return potential.

While your fund's strength in general reflects that of the market, its performance is also the result of the skillful securities selection and positioning strategies implemented by manager Triet Nguyen. In the following report, Triet explains some of the year's key portfolio events and forecasts his expectations for fiscal 1998.

Respectfully yours,

/S/GEORGE PUTNAM
George Putnam
Chairman of the Trustees
September 18, 1997



Report from the Fund Manager
Triet M. Nguyen

As Putnam Tax-Free High Yield Fund ended fiscal 1997, early investor jitters about the economy had turned to virtual euphoria over the slow growth, low inflation environment. Defensive positioning, along with a renewed emphasis on income, enabled your fund to take advantage of improving market conditions. For the 12 months ended July 31, 1997, the fund's class A shares returned 9.97% at net asset value and 4.75% at public offering price. For complete performance information, please see pages 9 and 10.

*MUNICIPALS OUTPERFORM TAXABLE BONDS OVER PERIOD

Since April, investor expectations of benign inflation have continued to fall, along with yields on Treasury bonds. At the same time, the strong economy and a federal budget accord have left the government with lower borrowing needs, diminishing the supply of Treasury issues. Meanwhile, demand has remained steady, resulting in a sustained rally in bond prices that affected municipal bonds as well as Treasuries.

Municipal bonds generally outperformed their taxable counterparts over the period, primarily due to favorable supply and demand trends. Supply is running slightly below the pace of one year ago, while demand -- from individual investors, insurance companies, and other less traditional buyers -- has remained steady, actually surging in June and July, when a seasonal rise in municipal bond calls, maturities, and interest payments left many investors with extra cash on hand. Issuers have attempted to meet this demand by structuring offerings that are especially attractive to these buyers, who generally seek high-quality intermediate-term securities. However, demand continued to outstrip supply throughout the period.

*REMAINING DEFENSIVE WHILE FOCUSING ON INCOME

Although the economy's continued expansion has not yet brought about higher inflation, labor markets remain tight and there are indications that inflation pressures may be building. As a consequence, we remain cautious about the future direction of interest rates and have adopted a moderately defensive posture to protect the fund's net asset value. Strategically this means taking advantage of the recent municipal bond market rally to shorten the portfolio's average duration to approximately 5.8 years. Duration, which is measured in years, indicates a bond portfolio's sensitivity to interest-rate changes. A longer duration can mean a more volatile net asset value if rates change, while a shorter duration can offer some measure of protection. The fund's shorter duration helped stabilize its net asset value, although it may have limited the portfolio's appreciation somewhat during the rally.

We have also restructured the portfolio slightly to reflect a greater emphasis on income. During the rally, we sold some higher-grade holdings and reinvested the profits in higher-yielding issues. While the portfolio retains a modified barbell shape -- with holdings concentrated at both ends of the credit quality spectrum -- it is now more heavily focused on higher-yielding lower-rated securities. These have been outperforming as the rising economy bolsters the financial standing of many issuers. With municipal bond yields now at such low absolute rates, we believe this shift in emphasis offers the best opportunity for outperformance going forward.

[GRAPHIC OMITTED: pie chart PORTFOLIO QUALITY OVERVIEW]

PORTFOLIO QUALITY OVERVIEW*

Aaa                  35.5%

Aa                    8.2%

A                     2.1%

Baa                  12.0%

Under Baa            42.2%

Footnote reads:
*As a percentage of market value on 7/31/97. A bond rated Baa or higher is considered investment grade. All ratings reflect Moody's descriptions, unless noted otherwise; percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Allocations and ratings will vary over time.

*CREDIT UPGRADES, PREREFUNDINGS BOOST FUND PERFORMANCE

Typically this fund invests in higher-yielding securities mainly for the income they provide. While additional gains from credit quality upgrades are always a long-term possibility, upgrades frequently take years to occur. Recently, however, this cycle has begun to speed up; the economy's ongoing strength has encouraged more municipalities to issue lower-grade higher-yielding bonds just as municipal insurers have become more aggressive in insuring these securities.

Washington, DC, general obligation bonds exemplify this trend. Purchased for the fund last September, these bonds recently became insurable, and their value has risen substantially. Ordinarily such a move could take one or two years, but this happened after just nine months, enabling the fund to capture significant gains much more quickly than expected.

Another example of swift appreciation among portfolio holdings came with the fund's E470 Beltway high-yield bonds, which are being used to fund a new highway leading into Denver International Airport. Although the highway is still under construction, the bonds are already in the process of being insured and have appreciated significantly. In a move that could lead to further appreciation, the bonds were scheduled for prerefunding in August.

In a prerefunding, the municipality issues enough new bonds to pay off the original issue at the first call date or maturity. Proceeds from the new issue, in an amount sufficient to pay off the entire original bond issue, are invested in an escrow fund made up of U.S. Treasury issues. Because of the safety of principal represented by these securities, the underlying bonds generally are considered to have the equivalent of a AAA - rating. The perception of higher quality frequently can produce higher bond prices in the fund's portfolio.

[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Health care                                18.6%

Transportation                             14.8%

Utilities                                  13.9%

Forest products and paper                   7.4%

Housing                                     5.3%

Footnote reads:
*Based on net assets as of 7/31/97. Sector allocations will vary over time.

*SECTOR STRATEGY ENHANCES VALUE, GENERATES MAINLY POSITIVE RESULTS

During the fiscal year, transportation bonds continued to generate substantial returns for the fund, and once again, this sector was a top performer. Hospital and health-care holdings also performed extremely well over the period, especially in the long-term care sector. Frequently associated with hospitals and funded through high-yield bonds, long-term care facilities offer varying levels of nursing and hospital care to those who need it but often resemble elder-exclusive apartment complexes in design and scope. Putnam's superior credit research capabilities have been key in identifying appropriate long-term care facility bonds for the fund. This sector has benefited substantially from the compression of bond credit quality spreads, as increased investor demand has driven up prices. However, compared to other sectors, long-term care has remained relatively attractive and should continue to offer opportunities to the fund.

Performance among the fund's forestry products holdings continues to lag, although paper prices have begun to rebound and the outlook for this sector is positive. Utility bond prices have also begun to show signs of improvement. The market has been supported by a relative scarcity of supply and by an improving outlook among investors, who are finding the utilities deregulation process less disruptive than many had first feared. In fact, deregulation seems to be creating high-yield investment opportunities as utility companies shift away from protected monopolies to market-oriented, fully competitive economic entities.

*POSITIONED WELL FOR WHAT LIES AHEAD

With the economy continuing to chug along steadily, we believe that it is only a matter of time before inflation -- or, at the very least, inflationary pressure -- begins to build. In our view, the Federal Reserve Board will likely respond by raising short-term interest rates, and the bond market may, in turn, correct. Given this somewhat cautious outlook, the fund's shorter duration should continue to serve it well, providing ample protection of net asset value. At the same time, the portfolio is structured to enhance its income flow and has already realized gains resulting from credit upgrades and prerefundings. All in all, the fund's somewhat defensive posture and income focus should continue to provide shareholders with solid performance in the coming months.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 7/31/97, there is no guarantee the fund will continue to hold these securities in the future. The lower credit ratings of high-yield municipal bonds reflect a greater possibility that adverse changes in the economy or in the financial condition of their issuers may affect the issuer's ability to pay principal and interest on the bonds.



Performance summary

TOTAL RETURN FOR PERIODS ENDED 7/31/97

                                Class A          Class B          Class M
(inception date)               (9/20/93)         (9/9/85)        (12/29/94)
                             NAV      POP      NAV     CDSC     NAV     POP
------------------------------------------------------------------------------
1 year                       9.97%    4.75%    9.26%    4.26%   9.64%   6.09%
------------------------------------------------------------------------------
5 years                     38.17    31.60    34.71    32.72   35.71   31.32
Annual average               6.68     5.65     6.14     5.83    6.30    5.60
------------------------------------------------------------------------------
10 years                   110.87   100.80   105.60   105.60  107.11  100.42
Annual average               7.75     7.22     7.47     7.47    7.55    7.20
------------------------------------------------------------------------------

COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 7/31/97

                                                  Lehman          Consumer
                                                  Municipal         Price
                                                  Bond Index        Index
------------------------------------------------------------------------------
1 year                                               10.27%          2.23%
------------------------------------------------------------------------------
5 years                                              40.64          14.23
Annual average                                        7.06           2.70
------------------------------------------------------------------------------
10 years                                            123.29          41.04
Annual average                                        8.36           3.50
------------------------------------------------------------------------------

Returns for class A and class M shares reflect the current maximum initial sales charges of 4.75% and 3.25%, respectively. Class B share returns for the 1- and 5-year periods reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class A and class M shares for periods prior to their inception are derived from the historical performance of class B shares, adjusted in the case of public offering price to reflect the initial sales charge currently applicable to each class, but have not been adjusted to reflect differences in expenses, which are lower for class A and M shares than for class B shares. All returns assume reinvestment of distributions at NAV and represent past performance; they do not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

[GRAPHIC OMITTED worm chart GROWTH OF A $10,0000 INVESTMENT]

Cumulative total return of a $10,000 investement since 7/31/87

Lehman Bros. Municipal Bond Index                      $22,329

Fund's class B shares                                  $20,560

Consumer Price Index                                   $14,104

                   Fund's        Lehman Bros.
                   class B        Municipal         Consumer
                   shares         Bond Index       Price Index
                   -------       -----------       -----------
7/31/87             9523            10000            10000
7/31/88            10185            10703            10413
7/31/89            11377            12006            10913
7/31/90            11854            12838            11459
7/31/91            12681            13960            11968
7/31/92            14533            15877            12346
7/31/93            15940            17281            12689
7/31/94            16252            17609            13040
7/31/95            17266            18997            13401
7/31/96            18260            20250            13796
7/31/97            20560            22239            14104

Past performance is no assurance of future results. At the end of the same time period, a $10,000 investment in the fund's class A shares would have been valued at $21,087 at net asset value ($20,080 at public offering price); a $10,000 investment in the fund's class M shares would have been valued at $20,711 ($20,042 at public offering price). See first page of performance section for performance calculation method.

TOTAL RETURN FOR PERIODS ENDED 6/30/97
(most recent calendar quarter)

                                Class A         Class B          Class M
 (inception date)              (9/20/93)        (9/9/85)        (12/29/94)
                              NAV     POP     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
1 year                       8.07%   2.95%   7.30%   2.30%   7.68%   4.19%
------------------------------------------------------------------------------
5 years                     39.75   33.12   36.33   34.33   37.30   32.82
Annual average               6.92    5.89    6.39    6.08    6.55    5.84
------------------------------------------------------------------------------
10 years                   108.27    98.4  103.18  103.18  104.62   97.95
Annual average               7.61    7.09    7.35    7.35    7.42    7.07
------------------------------------------------------------------------------

Performance data represent past results, do not reflect future performance, and will differ for each share class. Investment returns and principal value will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost. See first page of performance section for performance calculation method.

PRICE AND DISTRIBUTION INFORMATION
12 months ended 7/31/97

                                    Class A     Class B     Class M
------------------------------------------------------------------------------
Distributions (number)                  12          12        12
------------------------------------------------------------------------------
Income                             $0.845009   $0.752851   $0.801702
------------------------------------------------------------------------------
Capital gains1                         --          --          --
------------------------------------------------------------------------------
   Total                           $0.845009   $0.752851   $0.801702
------------------------------------------------------------------------------
Share value:                       NAV     POP     NAV     NAV     POP
------------------------------------------------------------------------------
7/31/96                          $14.05  $14.75  $14.05  $14.04  $14.51
------------------------------------------------------------------------------
7/31/97                           14.56   15.29   14.56   14.55   15.04
------------------------------------------------------------------------------
Current return (end of period)
------------------------------------------------------------------------------
Current dividend rate2             5.53%   5.27%   4.90%   5.24%   5.07%
------------------------------------------------------------------------------
Taxable equivalent3                9.16    8.73    8.11    8.68    8.39
------------------------------------------------------------------------------
Current 30-day SEC yield4          5.65    5.38    5.01    5.36    5.18
------------------------------------------------------------------------------
Taxable equivalent3                9.35    8.91    8.29    8.87    8.58
------------------------------------------------------------------------------
1 Capital gains, if any, are taxable for federal and, in most cases, state tax purposes. For some investors, investment income may also be subject to the federal alternative minimum tax. Investment income may be subject to state and local taxes.

2 Income portion of most recent distribution, annualized and divided by NAV or POP at end of period.

3 Assumes maximum 39.6% federal tax rate. Results for investors subject to lower tax rates would not be as advantageous.

4 Based only on investment income, calculated using SEC guidelines.

TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the maximum 4.75% sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund's CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.

COMPARATIVE BENCHMARKS

Lehman Brothers Municipal Bond Index is an unmanaged list of long-term fixed-rate investment-grade tax-exempt bonds representative of the municipal bond market. The index assumes reinvestment of all distribution and interest payments and does not take into account brokerage fees or taxes. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.

Consumer Price Index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

Report of independent accountants

To the Trustees and Shareholders of
Putnam Tax-Free High Yield Fund
(a series of Putnam Tax-Free Income Trust)

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments owned, except for bond ratings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Tax-Free High Yield Fund (the "fund") (a series of Putnam Tax-Free Income Trust) at July 31, 1997, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at July 31, 1997 by correspondence with the custodian and the application of alternative auditing procedures where investments purchased were not yet received by the custodian, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP
Boston, Massachusetts
September 16, 1997



Portfolio of investments owned
July 31, 1997

Key to Abbreviations
AMBAC         -- AMBAC Indemnity Corporation
COP           -- Certificate of Participation
FGIC          -- Financial Guaranty Insurance Company
FHA Insd.     -- Federal Housing Administration Insured
FNMA Coll.    -- Federal National Mortgage Association Collateralized
FSA           -- Financial Security Assurance
GNMA Coll.    -- Government National Mortgage Association Collateralized
G.O. Bonds    -- General Obligation Bonds
IFB           -- Inverse Floating Rate Bonds
IF COP        -- Inverse Floating Rate Certificate of Participation
MBIA          -- Municipal Bond Investors Assurance Corporation
TRAN          -- Tax Revenue Anticipation Notes
VRDN          -- Variable Rate Demand Notes



MUNICIPAL BONDS AND NOTES  (100.2%) *
PRINCIPAL AMOUNT                                                               RATINGS **      VALUE

Alabama  (0.4%)
------------------------------------------------------------------------------------------------------------
$     5,000,000  Anniston Indl. Dev. Rev. Bonds (Hoover
                   Group Inc.), 8 1/2s, 9/1/10                                 B/P           $     5,418,750
      2,000,000  Jackson Cnty., Hlth. Care Auth. Hosp. TRAN,
                   7 7/8s, 5/1/19                                              BB/P                2,185,000
                                                                                             ---------------
                                                                                                   7,603,750

Arizona  (2.3%)
------------------------------------------------------------------------------------------------------------
      6,500,000  Apache Cnty., Ind. Dev. Auth. VRDN (Tucson Elec.),
                   Ser. 83A, 3.45s, 12/15/18                                   VMIG1               6,500,000
      5,000,000  AZ State Trans. Board Excise Tax Rev. Bonds
                   (Maricopa Cnty. Regl. Area), Ser. A, AMBAC,
                   6 1/2s, 7/1/04                                              Aaa                 5,631,250
                 Phoenix, Indl. Dev. Auth. Arpt. Fac. Rev. Bonds
                   (American West Airlines)
      6,440,062    Ser. A-95-1, 8.3s, 1/1/06                                   B/P                 6,532,413
      1,578,947    Ser. B-95-2, 8.2s, 1/1/99                                   B/P                 1,601,589
      3,960,000  Phoenix, Indl. Dev. Auth. Rev. Bonds
                   (Christian Care Retirement Apts.), Ser. A,
                   10 1/4s, 1/1/18                                             AA/P                4,109,609
      3,625,000  Pinal Cnty., Indl. Dev. Auth. Rev. Bonds (Casa
                   Grande Regl. Med. Ctr.), Ser. B, 8 1/8s, 12/1/22            B/P                 4,041,875
     11,370,000  Salt River, Agriculture Rev. Bonds, Ser. B, 7s, 1/1/05        Aa                 13,160,775
                 Scottsdale, Indl. Dev. Auth. 1st Mtge. Rev. Bonds
      2,300,000    Ser. A, 8s, 6/1/11                                          BB/P                2,555,875
      3,150,000    Ser. B, 7.05s, 6/1/16                                       BB/P                3,370,500
                                                                                             ---------------
                                                                                                  47,503,886

Arkansas  (0.7%)
------------------------------------------------------------------------------------------------------------
     14,500,000  Northwest Regl. Apt. Auth. Apt. Rev. Bonds,
                   7 5/8s, 2/1/27                                              B/P                14,554,375

California  (12.7%)
------------------------------------------------------------------------------------------------------------
      6,500,000  Alameda Cnty., COP (Santa Rita Jail), MBIA,
                   5s, 12/1/15                                                 Aaa                 6,410,625
                 Anaheim, Pub. Fin. Auth. Lease Rev. Bonds,
                   Ser. C, FSA
      3,025,000    6s, 9/1/14                                                  Aaa                 3,380,438
      3,000,000    6s, 9/1/13                                                  Aaa                 3,356,250
      4,000,000    6s, 9/1/11 #                                                Aaa                 4,510,000
     14,005,000  CA Hlth. Fac. Auth. Rev. Bonds (Valley
                   Presbyterian Hosp.), Ser. A, 9s, 5/1/12                     BBB                14,058,779
      2,000,000  CA Poll. Control Fin. Auth. VRDN
                   (Pacific Gas & Elec.), Ser. F, 3.45s, 11/1/26               VMIG1               2,000,000
                 CA State G.O. Bonds
     10,410,000    6.6s, 2/1/10                                                AA                 12,244,763
     13,700,000    6 1/2s, 2/1/08                                              A                  15,943,375
     16,065,000  CA State Pub. Wks. Board. Rev. Bonds
                   (Dept. of Corrections-State Prisons),
                   Ser. A, AMBAC, 5s, 12/1/19                                  Aaa                15,803,944
      7,640,000  Contra Costa Wtr. Dist. Rev. Bonds,
                   Ser. G, MBIA, 5s, 10/1/24                                   Aaa                 7,401,250
      8,000,000  Corona, COP (Vista Hosp. Syst.), Ser. B, 9 1/2s,
                   7/1/20                                                      B/P                 9,140,000
     17,000,000  Los Angeles Cnty., Metro. Trans. Auth. Sales
                   Tax Rev. Bonds, FGIC, 5s, 7/1/21                            Aaa                16,277,500
                 Los Angeles, Regl. Arpt. Impt. Corp. Lease Rev. Bonds
      5,700,000    (Air Canada), 8 3/4s, 10/1/14                               Ba                  6,476,625
      5,070,000    (United Airlines, Inc.), 6 7/8s, 11/15/12                   Baa                 5,602,350
      5,000,000  Los Angeles, Wastewater Syst. IFB, FGIC, 6.241s,
                   11/1/06 (acquired 11/8/93, cost $5,417,200) [DBL. DAGGER]   Aaa                 5,593,750
     10,000,000  Orange Cnty., Pub. Fac. Corp. COP
                   (Solid Waste Management), 7 7/8s, 12/1/13                   BBB                10,525,000
                 Redondo Beach, Redev. Agcy. Multi-Fam. Hsg.
                   Rev. Bonds (Heritage Point)
      3,130,000    Ser. B, 8 1/2s, 9/1/23                                      BBB                 3,263,025
      5,100,000    Ser. A, 6 1/2s, 9/1/23                                      BBB                 5,348,625
      5,000,000  San Bernardino Cnty., COP (Med. Ctr. Fin.),
                   Ser. A, MBIA, 6 1/2s, 8/1/17                                Aaa                 5,825,000
     21,000,000  San Bernardino Cnty., IF COP
                   (PA-100-Med. Ctr. Fin.), MBIA, 8.858s, 8/1/28
                   (acquired 6/27/95, cost $22,664,040) [DBL. DAGGER]          AAA/P              27,877,500
     10,000,000  San Diego, Regl. Bldg. Auth. Lease Rev. Bonds,
                   MBIA, 6.9s, 5/1/23                                          Aaa                10,400,000
     10,000,000  San Luis Obispo, COP (Vista Hosp. Sys. Inc.),
                   8 3/8s, 7/1/29                                              B/P                10,012,500
      9,650,000  Southern CA Pub. Pwr. Auth. IFB
                   (Transmission), 7.407s, 7/1/12                              Aa                 10,735,625
     14,200,000  Southern CA Pub. Pwr. Auth. Pwr. Rev. Bonds,
                   FGIC, 5.35s, 7/1/12                                         Aaa                14,306,500
     19,100,000  Vallejo, COP (Marine World Foundation),
                   7.2s, 2/1/26                                                BB/P               20,437,000
     10,500,000  Valley Hlth. Syst. COP, 6 7/8s, 5/15/23                       BB/P               11,156,250
                 Valley Hlth. Syst. Hosp. Rev. Bonds
      1,500,000    6 1/2s, 5/15/25                                             BBB                 1,563,750
      3,000,000    Ser. A, 6 1/2s, 5/15/15                                     BBB                 3,150,000
                                                                                             ---------------
                                                                                                 262,800,424

Colorado  (6.1%)
------------------------------------------------------------------------------------------------------------
     13,000,000  Arapahoe Cnty., Hwy. Rev. Bonds,
                   Ser. E-470, 7s, 8/31/26                                     AAA/P              15,502,500
                 Arapahoe Cnty., Cap. Impt. Rev. Bonds, Ser. E-470
     36,000,000    zero%, 8/31/26                                              AAA/P               5,220,000
     32,000,000    zero%, 8/31/15                                              AAA/P              10,760,000
                 Colorado Edl. Fac. Auth. Rev. Bonds
                   (Ocean Journey, Inc.)
     10,000,000    8 3/8s, 12/1/26                                             B/P                10,387,500
      5,000,000    8.3s, 12/1/17                                               B/P                 5,243,750
                 Denver City & Cnty., Airport Rev. Bonds
     24,400,000    Ser. A, 8 3/4s, 11/15/23                                    Baa                28,975,000
     10,000,000    Ser. A, MBIA, 8 3/4s, 11/15/23                              Aaa                11,975,000
     12,750,000    Ser. A, MBIA, 8 1/2s, 11/15/23                              Aaa                14,694,375
      3,915,000    Ser. A, 7 1/4s, 11/15/25                                    AAA                 4,536,506
      8,000,000    Ser. D, MBIA, 7 3/4s, 11/15/13                              Aaa                10,240,000
      6,350,000  Douglas Cnty., School Distr. G.O. Bonds
                   (North Regl. 1, Douglas & Elebert Cntys.),
                   MBIA, 7s, 12/15/12                                          Aaa                 7,778,750
                                                                                             ---------------
                                                                                                 125,313,381

Connecticut  (1.4%)
------------------------------------------------------------------------------------------------------------
      7,195,000  CT State Dev. Auth. 1st Mtge. Rev. Bonds
                   (East Hill Woods), 8 3/4s, 7/1/19 (In default) +            D/P                 4,388,950
                 CT State Dev. Auth. Hlth. Care Rev. Bonds
                   (Alzheimers Resource Ctr.), Ser. A
      6,430,000    10s, 8/15/21                                                AAA/P               7,965,163
      4,625,000    7 1/8s, 8/15/14                                             BB/P                4,757,969
      5,500,000  CT State Hlth. & Edl. Fac. Auth. IFB (Yale U.),
                   7.822s, 6/10/30                                             Aaa                 5,946,875
      6,000,000  CT. State Hlth. & Edl. Fac. Auth. Rev. Bonds
                   (Edgehill), Ser. A, 6 7/8s, 7/1/27                          BB/P                6,112,500
                                                                                             ---------------
                                                                                                  29,171,457

District of Columbia  (2.7%)
------------------------------------------------------------------------------------------------------------
     16,000,000  DC G.O. Bonds, Ser. A, 6 3/8s, 6/1/26                         Ba                 17,040,000
                 DC Rev. Bonds
      4,400,000    (National Public Radio), 7.7s, 1/1/23                       BB/P                4,812,500
      2,500,000    (National Public Radio), 7 5/8s, 1/1/18                     BB/P                2,737,500
     18,630,000    7.3s, 1/1/13                                                B                  20,912,175
     10,000,000  DC, G.O. Bonds, Ser. A, 6s, 6/1/26                            Ba                 10,300,000
                                                                                             ---------------
                                                                                                  55,802,175

Florida  (4.0%)
------------------------------------------------------------------------------------------------------------
      9,260,000  Brevard Cnty., Hlth. Auth. Rev. Bonds
                   (Courtenay Springs Village), 7 3/4s, 11/15/24               BB/P                9,954,500
     24,000,000  Hernando Cnty., Indl. Dev. Rev. Bonds
                   (FL Crushed Stone Co.), 8 1/2s, 12/1/14                     B/P                27,690,000
      5,970,000  Hillsborough Cnty., Aviation Auth. Special Purpose
                   Fac. Rev. Bonds (U.S. Air Inc.), 8.6s, 1/15/22              B                   6,835,650
                 Jacksonville Cnty., Elec. Auth. Rev. Bonds
                   (Johns River), Ser. 2-15
     12,215,000    6s, 10/1/05                                                 Aa                 13,543,381
     10,000,000    6s, 10/1/04                                                 Aa                 10,975,000
      1,085,000  Jacksonville, Hlth. Fac. Auth. Rev. Bonds
                   (Mental Hlth. Ctr.), 9 1/8s, 10/15/19                       B/P                 1,121,619
      2,250,000  Orange Cnty., Hlth. Fac. Auth. IFB, Ser. 91-C,
                   MBIA, 8.454s, 10/29/21                                      Aaa                 2,739,375
      5,000,000  Palm Beach Cnty., Student Hsg. Rev. Bonds
                   (Palm Beach Cmnty. College),
                   Ser. A, 8 1/2s, 3/1/23                                      B/P                 4,000,000
                 Sanford, Arpt. Auth. Indl. Dev. Rev. Bonds
                   (FL Terminals Inc.), Ser. A
      3,125,000    7 3/4s, 5/1/21                                              BB/P                3,285,156
      2,880,000    7 1/2s, 5/1/15                                              BB/P                3,016,800
                                                                                             ---------------
                                                                                                  83,161,481

Georgia  (5.2%)
------------------------------------------------------------------------------------------------------------
      5,100,000  Cobb Cnty., Dev. Auth. Indl. Dev. Rev. Bonds
                   (Boise Cascade Corp.), 7s, 9/1/14                           Baa                 5,724,750
      5,000,000  Dalton Utils. Rev. Bonds, MBIA, 6s, 1/1/06                    AAA                 5,525,000
      2,000,000  De Kalb Cnty., Hsg. Auth. Multi-Fam. Hsg. Adj.
                   Rate Rev. Bonds (Wood Hills Apt.), 3.65s,
                   12/1/07                                                     VMIG1               2,000,000
      8,000,000  De Kalb Cnty., Hsg. Auth. Muni Rev. Bonds
                   (Briarcliff Park Apts.), Ser. B, 10s, 4/1/17                B/P                 8,870,000
      5,900,000  De Kalb Cnty., Muni. Hsg. Auth. Rev. Bonds
                   (Briarcliff Park Apts.), Ser. A, 7 1/2s, 4/1/17             BBB/P               6,349,875
      9,500,000  Forsyth Cnty., Dev. Auth. Indl. Rev. Bonds
                   (Hoover Group Inc.), 8 1/2s, 12/1/05                        Ba                 10,271,875
      5,100,000  Fulton Cnty., Hsg. Auth. Multi-Fam. Hsg. VRDN
                   (Holcombs Landing Apts), 3.7s, 8/1/26                       VMIG1               5,100,000
      9,200,000  GA Muni. Elec. Pwr. Auth. Rev. Bonds,
                   Ser. B, FSA, 6 3/8s, 1/1/16                                 Aaa                10,568,500
      7,070,000  GA State G.O. Bonds, Ser. C, 6 1/2s, 4/1/10                   Aaa                 8,298,413
                 GA State, G.O. Bonds
      6,620,000    Ser. E, 6 3/4s, 12/1/12                                     Aaa                 8,035,025
     10,000,000    Ser. C, 6 1/2s, 7/1/07                                      Aaa                11,650,000
      1,000,000  Marietta, Hsg. Auth. Multi-Fam. VRDN
                   (Wood Pointe Apts.), 3.65s, 10/1/07                         VMIG1               1,000,000
                 Rockdale Cnty., Dev. Auth. Solid Waste Disp. Rev.
                   Bonds (Visay Paper Inc.)
      3,875,000    7 1/2s, 1/1/26                                              BB/P                4,151,094
     14,635,000    7.4s, 1/1/16                                                BB/P               15,677,744
      3,160,000  Savannah, Econ. Dev. Auth. Poll. Control Rev.
                   Bonds (Stone Container Corp.), 8 1/8s, 7/1/15               B/P                 3,574,750
                                                                                             ---------------
                                                                                                 106,797,026

Hawaii  (1.1%)
------------------------------------------------------------------------------------------------------------
                 HI State G.O. Bonds
      8,330,000    Ser. CM, FGIC, 6 1/2s, 12/1/16                              Aaa                 9,777,338
      5,330,000    Ser. C, FGIC, 6 1/2s, 12/1/15                               Aaa                 6,262,750
      5,000,000    Ser. C, FGIC, 6 1/2s, 12/1/14                               Aaa                 5,875,000
                                                                                             ---------------
                                                                                                  21,915,088

Illinois  (2.3%)
------------------------------------------------------------------------------------------------------------
      5,000,000  Chicago, Gas Supply Rev. Bonds (Peoples Gas),
                   Ser. A, 6 7/8s, 3/1/15                                      Aa                  5,531,250
      2,125,000  Chicago, O'Hare Intl. Arpt. Special Fac. Rev. Bonds
                   (United Air Lines, Inc.), Ser. 84A, 8.85s, 5/1/18           Baa                 2,411,875
      5,000,000  Hinsdale, Hlth. Fac. Rev. Bonds (Glen Oaks
                   Medical Ctr. Inc.), 6.95s, 11/15/13                         AAA/P               6,100,000
                 IL Dev. Fin. Auth. Retirement Hsg. Rev. Bonds
      5,000,000    (Regency Park-Lincolnwood), Ser. A, 10 1/4s,
                   4/15/19 (In default)+                                       D/P                 3,500,000
      1,180,000    (Mercy Hsg. Corp.), 7s, 8/1/24                              Baa                 1,280,300
                 IL Dev. Fin. Auth. Rev. Bonds (Cmnty. Rehab.
                   Providers Fac.)
      2,585,000    8 1/4s, 8/1/12                                              BB/P                2,891,969
      7,885,000    Ser. A, 7 7/8s, 7/1/20                                      BB/P                8,959,331
      3,065,000    Ser. A, 7 1/2s, 3/1/14                                      BB/P                3,605,206
        925,000    Ser. A, 7 1/4s, 3/1/04                                      BB/P                1,010,563
                 IL Hlth. Fac. Auth. Rev. Bonds
      3,000,000    (Glen Oaks Med. Ctr.), Ser. B, 7s, 11/15/19                 AAA/P               3,442,500
      3,000,000    (Hinsdale Hosp.), Ser. A, 7s, 11/15/19                      AAA/P               3,442,500
      5,170,000    (Hinsdale Hosp.), Ser. A, 6.95s, 11/15/13                   AAA/P               6,307,400
                                                                                             ---------------
                                                                                                  48,482,894

Indiana  (1.7%)
------------------------------------------------------------------------------------------------------------
                 East Chicago, Poll. Ctrl. Rev. Bonds (Inland Steel Co.)
     12,000,000    7 1/8s, 6/1/07                                              Ba                 13,305,000
      8,000,000    6.8s, 6/1/13                                                Ba                  8,520,000
      7,033,233  Hammond, Indl. Port Auth. COP, 9.65s, 6/1/14                  BB                  7,604,684
      4,500,000  Plainfield, Indl. Econ. Dev. Rev. Bonds (Jorgensen
                   Steel), 8 1/2s, 9/1/04                                      B/P                 4,865,625
      1,701,147  Westfield, Econ. Dev. Rev. Bonds (Westfield Village
                   Hlth. Care Ctr.), FHA Insd., 12s, 5/15/14                   A/P                 1,909,538
                                                                                             ---------------
                                                                                                  36,204,847

Iowa  (1.5%)
------------------------------------------------------------------------------------------------------------
                 IA Fin. Auth. Hlth. Care Fac. Rev. Bonds
                   (Care Initiatives)
     22,000,000    9 1/4s, 7/1/25                                              BB/P               29,205,000
      1,500,000    9.15s, 7/1/09                                               BB/P                1,950,000
        215,000  Marion Cnty., 1st Mtge. Rev. Bonds
                   (AHF/Kentucky Iowa, Inc.), 10 1/4s, 1/1/20                  B/P                   226,019
                                                                                             ---------------
                                                                                                  31,381,019

Kentucky  (1.1%)
------------------------------------------------------------------------------------------------------------
      5,000,000  Jefferson Cnty., Hosp. IFB (Alliant Hlth. Syst.),
                   MBIA, 8.806s, 10/1/14                                       Aaa                 5,906,250
     10,000,000  Kenton Cnty., Spec. Fac. Arpt. Rev. Bonds
                   (Delta Airlines), Ser. A, 7 1/2s, 2/1/12                    Baa                11,087,500
      1,265,000  Lexington-Fayette Cnty., Urban Govt. 1st Mtge.
                   Rev. Bonds (AHF/Kentucky Iowa, Inc.),
                   10 1/4s, 1/1/20                                             B/P                 1,329,831
      3,300,000  Muhlenberg Cnty., Hosp. Rev. Bonds
                   (Muhlenberg Cmnty. Hosp.), 9 1/2s, 8/1/10                   AAA/P               3,544,431
                                                                                             ---------------
                                                                                                  21,868,012

Louisiana  (4.7%)
------------------------------------------------------------------------------------------------------------
      2,900,000  Beauregard, Parish Rev. Bonds (Boise Cascade
                   Corp.), 7 3/4s, 6/1/21                                      Baa                 3,244,375
      8,050,000  Hodge, Combined Util. Rev. Bonds (Stone
                   Container Corp.), 9s, 3/1/10                                B/P                 8,734,250
                 LA Pub. Fac. Auth. 1st Mtge. Rev. Bonds
      2,361,797    (Emily Morten Foundation), 10 1/4s, 5/1/19                  B/P                 2,512,362
      2,000,000    (St. James Place), 10s, 11/1/21                             B/P                 2,220,000
     20,500,000  Lake Charles, Harbor & Term. Dist. Port Fac.
                   Rev. Bonds (Trunkline Co.), 7 3/4s, 8/15/22                 Baa                23,498,125
      7,000,000  Port of New Orleans, Indl. Dev. Rev. Bonds
                   (Continental Grain Co.), 7 1/2s, 7/1/13                     BB                  7,638,750
      6,500,000  St. Charles Parish, Poll. Control, Rev. Bonds
                   (LA Pwr. & Lt. Co.), 8s, 12/1/14                            Baa                 7,093,125
     11,000,000  St. James Parish, Solid Waste Disp. Rev. Bonds
                   (Kaiser Aluminum), 7 3/4s, 8/1/22                           B/P                12,155,000
                 W. Feliciana Parish Poll. Control Rev. Bonds
                   (Gulf States Utilities Co.)
      6,000,000    8s, 12/1/24                                                 Ba                  6,465,000
     19,000,000    7.7s, 12/1/14                                               Ba                 21,422,500
      1,500,000  W. Feliciana Parish Poll. Control VRDN
                   (Gulf States Utilities Co.), 3.8s, 12/1/15                  VMIG1               1,500,000
                                                                                             ---------------
                                                                                                  96,483,487

Maryland  (0.4%)
------------------------------------------------------------------------------------------------------------
      2,500,000  Denton, 1st. Mtge. Rev. Bonds (Shore Nursing
                   Rehab. Ctr.), 9s, 4/1/20                                    B/P                 2,593,750
      6,250,000  Prince Georges Cnty., Poll. Control Rev. Bonds
                   (Potomac Electric), 5 3/4s, 3/15/10                         A                   6,734,375
                                                                                             ---------------
                                                                                                   9,328,125

Massachusetts  (7.0%)
------------------------------------------------------------------------------------------------------------
      4,150,000  Agawam, Res. Recvy. Rev. Bonds (Springfield
                   Res. Recvy.), 8 1/2s, 12/1/08                               BBB                 4,277,696
                 MA State G.O. Bonds, Ser. A
     19,330,000    6s, 11/1/11                                                 AA                 21,504,625
      7,600,000    AMBAC, 5 3/4s, 8/1/11                                       Aaa                 8,284,000
      7,850,000    AMBAC, 5 3/4s, 8/1/09                                       Aaa                 8,595,750
                   MA State Hlth. & Ed. Fac. Auth. IFB
      5,000,000    (St. Elizabeth Hosp.), Ser. E, FSA, 9.57s, 8/15/21          Aaa                 5,893,750
      5,600,000    (Beth Israel Hosp.), AMBAC, 8.294s, 7/1/25                  Aaa                 6,062,000
      2,000,000    (Boston U.), Ser. L, MBIA, 9.235s, 10/1/31                  Aaa                 2,372,500
                 MA State Hlth. & Ed. Fac. Auth. Rev. Bonds
      3,136,276    (Summerfield Nursing Home), Ser. A, 9 1/2s,
                   7/1/14 (In default)+                                        D/P                 1,881,766
      3,325,000    (MA Eye & Ear Infirmary), Ser. A, 7 3/8s, 7/1/11            Ba                  3,482,938
                 MA State Indl. Fin. Agcy. Res. Recvy. Rev. Bonds
                   (Southeastern MA)
      4,000,000    Ser. B, 9 1/4s, 7/1/15                                      BB/P                4,565,000
     30,225,000    Ser. A, 9s, 7/1/15                                          BB/P               34,418,719
                 MA State Indl. Fin. Agcy. Rev. Bonds
      1,900,000    (Atlanticare Med. Ctr.), Ser. A, 10 1/8s, 11/1/14           B/P                 2,044,875
      5,900,000    (Atlanticare Med. Ctr.), Ser. B, 10 1/8s, 11/1/14           B/P                 6,349,875
      8,800,000    (Orchard Cove Inc.), 9s, 5/1/22                             AAA/P              10,791,000
      2,360,000    (Mass Tpk.,), 9s, 10/1/20                                   AAA/P               2,737,600
      2,080,000    (Morton Hosp. & Med. Ctr.), Ser. A, 8 3/4s,
                   7/1/11                                                      Aaa                 2,282,800
      3,000,000    (Emerson College), 8 1/4s, 1/1/17                           BB/P                3,292,500
      2,500,000    (Molten Metal Technology), 8 1/4s, 8/1/14                   B/P                 2,375,000
      5,000,000    (Evanswood Bethzatha Corp.), 8s, 1/15/18                    B/P                 5,175,000
      3,500,000    (1st Mtge. Evanswood Bethzatha-A),
                   7 7/8s, 1/15/20                                             B/P                 3,714,375
      3,965,000  Worcester Mtge. Rev. Bonds (Briarwood Issue),
                   9 1/4s, 12/1/22                                             BB/P                4,376,369
                                                                                             ---------------
                                                                                                 144,478,138

Michigan  (5.6%)
------------------------------------------------------------------------------------------------------------
      2,562,000  Ann Arbor, Econ. Dev. Corp. Ltd. Oblig. Rev.
                   Bonds (Glacier Hills Inc.), 8 3/8s, 1/15/19                 B/P                 2,650,620
     18,577,000  Detroit, Hosp. Fac. Fin. Auth. Rev. Bonds
                   (MI Hlth. Care Corp.), 10s, 12/1/20
                   (acquired 12/12/91 to 7/15/92, cost
                   $18,383,161) (In default)[DBL. DAGGER]+                     C                   3,343,860
     20,400,000  Detroit, Loc. Dev. Fin. Auth. Tax Increment
                   Rev. Bonds, Ser. A, 8.72s, 5/1/21                           BBB/P              25,933,500
      5,790,000  Highland Park, Fin. Auth. Hosp. Fac. Rev. Bonds
                   (MI Hlth. Care Corp.), Ser. A, 9 7/8s, 12/1/19
                   (acquired 6/22/87 to 3/2/92, cost $5,750,619)
                   (In default)[DBL. DAGGER]+                                  C                   1,042,200
     10,740,000  MI State Hosp. Fin. Auth. Adj. Rate Rev. Bonds
                   (Detroit-Macomb Hosp. Corp.),
                   Ser. A, 7.4s, 6/1/13                                        BB                 10,847,400
                 MI State Hosp. Fin. Auth. Rev. Bonds
      4,780,000    (Garden City Hosp.), 8.3s, 9/1/02                           Ba                  5,210,200
      5,000,000    (Detroit-Macomb Hosp. Corp),
                   Ser. A, 7s, 6/1/15                                          BB                  5,005,650
     15,000,000  MI State Stragetic Fund Ltd. Oblig. Rev. Bonds
                   (Detroit Edison Co. Coll- AA),
                   MBIA, 6.4s, 9/1/25                                          Aaa                16,387,500
                 MI State Strategic Fund Ltd. Oblig. Rev. Bonds
      5,800,000    (Mercy Svcs. for Aging), 9.4s, 5/15/20                      AAA/P               6,641,000
                 MI State Strategic Fund Ltd. Oblig. Rev. Bonds
        910,000    (MI Hlth. Care Corp.), 9.1s, 12/1/14
                   (acquired 6/14/91, cost $746,182)
                   (In default)[DBL. DAGGER]+                                  D/P                   163,800
     15,500,000    (Blue Wtr. Fiber), 8s, 1/1/12 (In default)+                 D/P                10,385,000
     19,500,000  Midland Cnty., Econ. Dev. Corp. Rev. Bonds
                   (Poll. Ctrl.), Ser. B, 9 1/2s, 7/23/09                      B/P                21,571,875
      5,390,000  Waterford, Econ. Dev. Corp. Rev. Bonds
                   (Canterbury Hlth. Care), 8 3/8s, 7/1/23                     B/P                 5,726,875
                                                                                             ---------------
                                                                                                 114,909,480

Minnesota  (1.1%)
------------------------------------------------------------------------------------------------------------
      2,920,000  Chaska Indl. Dev. Rev. Bonds
                   (Lifecore Biomedical Inc.), 10 1/4s, 9/1/20                 BB/P                3,339,750
      5,000,000  Intl. Falls, Env. Fac. Rev. Bonds (Boise
                   Cascade Corp.), 7.2s, 10/1/24                               Baa                 5,675,000
                 Minneapolis, Cmnty. Dev. Agcy. Multi-Fam.
                   Hsg. Rev. Bonds (Lindsay Bros.)
      1,790,000    Ser. A, 9 1/2s, 12/1/07                                     B/P                 1,863,838
      1,200,000    Ser. B, 1 1/2s, 12/1/07                                     B/P                   465,000
      8,000,000  Minneapolis Single Family Rev. Bonds (Phase V),
                   FNMA & GNMA Coll., 6 1/4s, 4/1/22                           Aaa                 8,440,000
      3,200,000  Shakopee Multi-Fam. Adj. Rate Rev. Bonds
                   (Riva Ridge Apts.), 8 1/2s, 12/1/08                         B/P                 3,200,000
                                                                                             ---------------
                                                                                                  22,983,588

Mississippi  (1.2%)
------------------------------------------------------------------------------------------------------------
                 Claiborne Cnty., Poll. Ctrl. Rev. Bonds
                   (Middle South Energy, Inc.)
      4,500,000    Ser. C, 9 7/8s, 12/1/14                                     Ba                  4,910,625
     10,000,000    Ser. A, 9 1/2s, 12/1/13                                     Ba                 10,875,000
      4,000,000  MS Hosp. Equip. & Fac. Auth. Rev. Bonds
                   (MS Methodist Hosp & Rehab.),
                   Ser. 1, 9 3/8s, 5/1/12                                      BB/P                4,280,320
      4,200,000  Perry Cnty., Poll. Ctrl. VRDN, 3.7s, 10/1/12                  VMIG1               4,200,000
                                                                                             ---------------
                                                                                                  24,265,945

Montana  (1.5%)
------------------------------------------------------------------------------------------------------------
      3,000,000  Missoula Cnty., Rev. Bonds (Cmnty. Med. Ctr. Inc.),
                   Ser. B, 9s, 6/1/18                                          Aaa                 3,185,520
     27,700,000  MT State Hlth. Fac. Auth. Fac. Rev. Bonds,
                   AMBAC, 5.342s, 2/25/25                                      Aaa                27,596,125
                                                                                             ---------------
                                                                                                  30,781,645

Nebraska  (0.7%)
------------------------------------------------------------------------------------------------------------
      2,000,000  NE Investment Fin. Auth. Hosp. IFB, MBIA,
                   8.98s, 12/8/16                                              Aaa                 2,382,500
     12,100,000  NE Investment Fin. Auth. Single Fam. Mtge.
                   IFB, Ser. D, GNMA Coll., 7.766s, 3/24/26                    Aaa                12,705,000
                                                                                             ---------------
                                                                                                  15,087,500

New Hampshire  (1.8%)
------------------------------------------------------------------------------------------------------------
                 NH Higher Ed. & Hlth. Fac. Auth. Rev. Bonds
      2,395,000    (Franklin Regl. Hosp.), 8 3/4s, 9/1/19                      BBB/P               2,613,544
      9,000,000    (1st Mtge. Rivermead Peterborough),
                   8 1/2s, 7/1/24                                              B/P                 9,956,250
      5,900,000    (Heritage Heights), 7.35s, 1/1/18                           BB/P                6,180,250
      6,750,000    (Wentworth-Douglass Hosp.), MBIA, 5 3/8s,
                   1/1/15                                                      Aaa                 6,834,375
      2,850,000  NH Higher Edl. & Hlth. Fac. Auth. Rev. Bonds
                   (Havenwood-Heritage Heights),
                   9 3/4s, 12/1/19                                             AAA/P               3,281,063
      7,700,000  NH State Bus. Fin. Auth. Poll. Ctrl. & Solid
                   Waste Rev. Bonds (Crown Paper Co.),
                   7 3/4s, 1/1/22                                              BB                  8,652,875
                                                                                             ---------------
                                                                                                  37,518,357

New Jersey (3.0%)
------------------------------------------------------------------------------------------------------------
      5,000,000  Camden Cnty., Impt. Auth. Rev. Bonds, 8.4s, 4/1/24            B/P                 5,381,250
      7,000,000  NJ Econ. Dev. Auth. 1st Mtge. Rev. Bonds
                   (Winchester Gardens), Ser. A, 8 5/8s, 11/1/25               B/P                 7,455,000
                 NJ Econ. Dev. Auth. Rev. Bonds
      2,700,000    (Stolt Terminals), 10 1/2s, 1/15/18                         BB/P                2,841,345
     12,000,000    (Newark Arpt. Marriot Hotel), 7s, 10/1/14                   B/P                12,900,000
      5,000,000  NJ Hlth. Care Fac. Fin. Auth. Rev. Bonds
                   (St. Elizabeth Hosp.), Ser. B, 8 1/4s, 7/1/20               Aaa                 5,656,250
      4,000,000  NJ State Hsg. & Mtge. Fin. Agcy. IFB, Ser. I, 8.155s,
                   11/1/07 (acquired from 2/11/93 to 8/24/95,
                   cost $4,143,120) [DBL. DAGGER]                              A                   4,410,000
     10,000,000  NJ State Trans. Trust Fund Auth. Rev. Bonds
                   (Trans. Syst.), Ser. B, MBIA, 6 1/2s, 6/15/10               Aaa                11,737,500
      5,905,000  NJ Wastewtr. Treatment Rev. Bonds
                   (Wastewtr. Treatment), Ser. C, 6 7/8s, 6/15/08              Aa                  7,019,569
      4,000,000  Salem Cnty., Indl. Poll. Control Fin. Auth. IFB,
                   MBIA, 8.707s, 10/1/29 (acquired 10/28/94,
                   cost $3,785,680) [DBL. DAGGER]                              Aaa                 4,850,000
                                                                                             ---------------
                                                                                                  62,250,914

New Mexico (0.5%)
------------------------------------------------------------------------------------------------------------
      9,000,000  Farmington, Poll. Control Rev. Bonds (Tucson
                   Elec. Pwr Co. San Juan), Ser. A, 6.95s, 10/1/20             B                   9,573,750

New York (11.5%)
------------------------------------------------------------------------------------------------------------
                 Metropolitan Trans. Auth. Fac. Rev. Bonds
     13,640,000    Ser. A, MBIA, 6 1/4s, 4/1/12                                Aaa                15,617,800
      5,000,000    Ser. B-1, AMBAC, 5 1/2s, 7/1/09                             Aaa                 5,325,000
      5,000,000    Ser. B-1, AMBAC, 5 1/2s, 7/1/08                             Aaa                 5,343,750
                 Metropolitan Trans. Auth. Svcs. Contract Rev. Bonds
      4,000,000    (Commuter Fac.), Ser. O, 5 3/4s, 7/1/13                     Baa                 4,260,000
      8,250,000    (Trans. Fac.), Ser. O, 5 3/4s, 7/1/13                       Baa                 8,765,625
                 NY City, VRDN
      4,700,000    Ser. 94A-4, 3.7s, 8/1/21                                    VMIG1               4,700,000
        500,000    Ser. 93B-4, 3.6s, 8/15/22                                   VMIG1                 500,000
                 NY City, G.O. Bonds
     10,000,000    Ser. L, 8s, 8/1/03                                          Baa                11,787,500
      5,730,000    Ser. H, 6 1/8s, 8/1/25                                      Baa                 6,088,125
        300,000  NY City, Hsg. Dev. Corp. Mtge. VRDN
                   (Parkgate Tower), Ser. 1, 3.60s, 12/1/07                    VMIG1                 300,000
      9,000,000  NY City, Indl. Dev. Agcy. Rev. Bonds
                   (Solid Waste Disp-Visy Paper), 7.8s, 1/1/16                 BB/P               10,080,000
                 NY City, Muni. Assistance Corp. Rev. Bonds
     10,000,000    Ser. G, 6s, 7/1/08                                          Aa                 11,137,500
     10,000,000    Ser. G, 6s, 7/1/07                                          Aa                 11,175,000
     15,000,000    Ser. E, 6s, 7/1/06                                          Aa                 16,687,500
     15,000,000    Ser. J, 6s, 7/1/04                                          Aa                 16,443,750
     10,000,000  NY City, Muni. Wtr. & Swr. Fin. Auth. VRDN,
                   Ser. G, FGIC, 3 3/4s, 6/15/24                               VMIG1              10,000,000
                 NY State Dorm. Auth. Rev. Bonds
     21,500,000    (Cons. City U.), Ser. A, MBIA, 5 3/4s, 7/1/13               Aaa                23,461,875
      7,000,000    (U. Syst.), Ser. A, AMBAC, 5 3/4s, 7/1/09                   Aaa                 7,673,750
      7,100,000  NY State Dorm. Auth. VRDN (Oxford U. Press
                   Inc.), 3.65s, 7/1/23                                        VMIG1               7,100,000
        100,000  NY State Energy Res. & Dev. Auth. Poll. Control
                   VRDN (Niagara Mohawk Pwr.),
                   Ser. 85-A, 3.7s, 7/1/15                                     VMIG1                 100,000
      8,000,000  NY State Energy Res. & Dev. Auth. Poll. Ctrl. IFB,
                   FGIC, 10.05s, 7/1/29 (acquired 12/19/94,
                   cost $8,353,120) [DBL. DAGGER]                              Aaa                10,470,000
                 NY State Local Govt. Assistance Corp. VRDN
        700,000    Ser. E, 3.55s, 4/1/25                                       VMIG1                 700,000
      3,000,000    3.5s, 4/1/22                                                VMIG1               3,000,000
      5,500,000  NY State Med. Care Fac. Fin. Agcy. Rev. Bonds,
                   Ser. A, AMBAC, 6 1/2s, 8/15/29                              Aaa                 6,132,500
      9,750,000  NY State Pwr. Auth. Rev. Bonds, Ser. Z,
                   6 1/2s, 1/1/19                                              Aa                 10,688,438
      7,000,000  NY State Urban Dev. Corp. Rev. Bonds
                   (State Fac.), 7 1/2s, 4/1/20                                AAA                 7,936,250
     12,590,000  NY State, G.O. Bonds, 6s, 3/1/07                              A                  14,006,375
      7,000,000  Port Auth. NY & NJ Rev. Bonds
                   (Delta Airlines, Inc.), Ser. 1R, 6.95s, 6/1/08              Baa                 7,665,000
        300,000  Suffolk Cnty., Indl. Dev. Agcy. VRDN (Cold Spring
                   Harbor Lab), 3.6s, 7/1/23                                   VMIG1                 300,000
                                                                                             ---------------
                                                                                                 237,445,738

North Carolina (1.7%)
------------------------------------------------------------------------------------------------------------
                 NC Eastern Muni. Pwr. Agcy. Syst. Rev. Bonds
      4,000,000    Ser. B, MBIA, 7s, 1/1/08                                    AAA                 4,770,000
     14,940,000    Ser. B, MBIA, 6 1/8s, 1/1/09                                AAA                16,751,475
      5,000,000    Ser. C, MBIA, 5 1/2s, 1/1/07                                AAA                 5,362,500
        500,000  NC Med. Care Community Hosp. VRDN
                   (Aces-Pooled Fin.), Ser. A, 3.8s, 10/1/20                   VMIG1                 500,000
      7,500,000  NC Muni. Pwr. Agcy. Rev. Bonds (Catawba
                   Elec. No. 1), MBIA, 6s, 1/1/11                              Aaa                 8,334,375
                                                                                             ---------------
                                                                                                  35,718,350

Ohio (0.6%)
------------------------------------------------------------------------------------------------------------
      7,200,000  Dayton, Special Fac. Rev. Bonds (Emery Air
                   Freight Corp.), Ser. A, 12 1/2s, 10/1/09                    BBB                 7,947,000
      3,500,000  OH State Pub. Fac. Comm. Higher Ed. Cap.
                   Rev. Bonds, Ser. II-A, MBIA, 4 1/2s, 11/1/10                Aaa                 3,399,375
      9,165,000  Lucas Plaza, Hsg. Dev. Corp. Mtge. Rev. Bonds,
                   FHA Insd., zero %, 6/1/24                                   Aaa                 2,050,669
                                                                                             ---------------
                                                                                                  13,397,044

Oklahoma (0.6%)
------------------------------------------------------------------------------------------------------------
      6,000,000  Ottawa Cnty., Fin. Auth. Indl. Rev. Bonds
                   (Doane Prods Co.), 7 1/4s, 6/1/17                           B/P                 6,180,000
      6,475,000  Tulsa, Indl. Auth. Rev. Bonds (U. of Tulsa),
                   Ser. A, MBIA, 6s, 10/1/11                                   Aaa                 7,260,094
                                                                                             ---------------
                                                                                                  13,440,094

Pennsylvania (5.0%)
------------------------------------------------------------------------------------------------------------
                 Allegheny Cnty., Indl. Dev. Auth. Arpt. Special
                   Fac. Rev. Bonds
      1,290,000    (U.S. Air, Inc.), Ser. A, 8 7/8s, 3/1/21                    B                   1,480,275
      1,485,000    (Southwestern Arpt. Cargo Fac.), 8 3/4s,
                   2/15/09                                                     BB/P                1,561,106
      5,035,000    (U.S. Air, Inc.), Ser. B, 8 1/2s, 3/1/21                    B                   5,676,963
                 Montgomery Cnty., Higher Ed. & Hlth. Auth.
                   Hosp. Rev. Bonds (United Hosp. Inc.)
      3,745,000    8 1/2s, 11/1/17                                             AAA                 3,861,994
      5,300,000    Ser. A, 8 3/8s, 11/1/11                                     AAA                 5,889,625
      5,370,000  PA Convention Ctr. Auth. Rev. Bonds,
                   Ser. A, FSA, 6 3/4s, 9/1/19                                 AAA                 6,108,375
      7,250,000  PA Econ. Dev. Fin. Auth. Res. Recvy. Rev. Bonds
                   (Northampton Generating), Ser. A, 6.6s, 1/1/19              BB/P                7,385,938
     28,000,000  PA Econ. Dev. Fin. Auth. Recycling Rev. Bonds
                   (Ponderosa Fibres), Ser. A, 9 1/4s, 1/1/22                  D/P                18,200,000
      4,800,000  PA Hsg. Fin. Agcy. IFB, 8.009s, 4/1/25                        Aa                  5,004,000
     13,000,000  PA State Econ. Dev. Fin. Auth. Resource Recvy.
                   Rev. Bonds (Colver Project),
                   Ser. E, 8.05s, 12/1/15                                      BB/P               14,722,500
      2,500,000  PA State Higher Ed. Assistance Agcy.
                   Student Loan IFB, AMBAC, 9.469s, 9/3/26                     Aaa                 2,871,875
      8,250,000  PA State Higher Ed. Assistance Agcy. Student
                   Loan Rev. Bond, Ser. A&B, 7 1/4s, 7/1/18                    BBB                 8,982,188
      5,300,000  Philadelphia, Muni. Auth. Rev. Bonds (Justice Lease),
                   Ser. C, 8 5/8s, 11/15/16                                    AAA                 6,307,000
                 Philadelphia, Wtr. & Wastewtr. Rev. Bonds
      4,760,000    FGIC, 10s, 6/15/05                                          Aaa                 6,467,650
      5,000,000    MBIA, 5 5/8s, 6/15/08                                       Aaa                 5,437,500
      4,000,000  Pottsville Hosp. Auth Hosp. Rev. Bonds
                   (Pottsville Hosp. Warne Clinic), 7s, 7/1/14                 BBB                 4,355,000
                                                                                             ---------------
                                                                                                 104,311,989

Puerto Rico (1.5%)
------------------------------------------------------------------------------------------------------------
      8,000,000  Cmnwlth. of PR, Rev. Bonds, MBIA, 5.642s, 7/1/08              Aaa                 8,500,000
      3,305,000  Cmnwlth. of PR, Hwy. & Trans. Auth. Rev. Bonds,
                   Ser. Z, MBIA, 6 1/4s, 7/1/12                                Aaa                 3,809,013
      7,000,000  PR Elec. Pwr. Auth. Pwr. Rev. Bonds,
                   Ser. AA, MBIA, 6s, 7/1/12                                   Aaa                 7,848,750
      2,000,000  PR Elec. Pwr. Auth. Rev. Bonds,
                   Ser. BB, MBIA, 6 1/4s, 7/1/10                               Aaa                 2,290,000
      7,000,000  PR, Pub. Bldgs. Auth. Hlth. Fac. Rev. Bonds,
                   Ser. M, AMBAC, 5 3/4s, 7/1/10                               Aaa                 7,673,750
                                                                                             ---------------
                                                                                                  30,121,513

South Carolina (1.6%)
------------------------------------------------------------------------------------------------------------
     15,345,000  Florence Cnty., Indl. Dev. Auth. Rev. Bonds
                   (Stone Container Corp.), 7 3/8s, 2/1/07                     B/P                16,361,595
     10,355,000  SC Jobs Econ. Dev. Auth. Econ. Dev. Rev. Bonds
                   (St. Francis Hosp.-Franciscan Sisters), 7s, 7/1/15          Baa                11,209,288
      5,000,000  Spartanburg Cnty., Hosp. Fac. IFB, FSA,
                   8.685s, 4/13/22                                             Aaa                 5,743,750
                                                                                             ---------------
                                                                                                  33,314,633

Tennessee (0.2%)
------------------------------------------------------------------------------------------------------------
      3,600,000  Clarkesville, Pub. Bldg. Auth. VRDN (TN Muni.
                   Bond Fund), 3.7s, 6/1/24                                    VMIG1               3,600,000

Texas (2.7%)
------------------------------------------------------------------------------------------------------------
      5,040,000  Alliance, Arpt. Auth. Special Fac. Rev. Bonds
                   (American Airlines, Inc.), 7 1/2s, 12/1/29                  Baa                 5,506,200
      5,000,000  Amarillo, Hlth. Fac. Corp. Rev. Bonds (Sears
                   Panhandle Retirement), Ser. B, 7 3/4s, 8/15/26              BB/P                5,225,000
     13,460,000  Austin, Util. Syst. Rev. Bonds, Ser. A, MBIA,
                   6s, 11/15/06                                                Aaa                14,906,950
      4,785,000  Bexar Cnty., Hlth. Fac. Dev. Corp. Rev. Bonds
                   (Heartway Corp.), Ser. A-1, 10 1/4s, 3/1/19
                   (In default) +                                              D/P                 3,923,700
      5,615,000  Cherokee Cnty., Hlth. Fac. Dev. Corp. Rev. Bonds
                   (Nancy Travis Memorial Hosp.), 10s, 5/15/13                 B/P                 6,190,538
    10,000,000   Dallas Cnty., G.O. Bonds (Flood Control Dist. #1),
                   zero%, 4/1/16                                               BB/P                9,925,000
                 Harris Cnty., Single Fam. Hsg. Fin. Corp. Rev. Bonds
       760,000     Ser. 1983A, 10 3/8s, 7/15/14                                Baa                   761,710
       585,000     9 7/8s, 3/15/14                                             BB                    585,644
     8,000,000   TX State Hsg. & Cmnty. Affairs Home Mtge. IFB,
                   Ser. C, GNMA Coll, FNMA Coll, 9.612s, 7/2/24                AAA                 9,810,000
                                                                                             ---------------
                                                                                                  56,834,742

Utah (0.5%)
------------------------------------------------------------------------------------------------------------
     5,000,000   Salt Lake City, Hosp. Rev. Bonds
                   (IHC Hosps. Inc.), MBIA, 6 1/4s, 2/15/23                    Aaa                 5,381,250
     5,500,000   Tooele Cnty., Poll. Control Rev. Bonds
                   (Laidlaw Enviromental), Ser. A, 7.55s, 7/1/27               B/P                 5,692,500
                                                                                             ---------------
                                                                                                  11,073,750

Virginia (0.9%)
------------------------------------------------------------------------------------------------------------
     4,500,000   Fredericksburg, Indl. Dev. Auth. Hosp. Fac. IFB,
                   FGIC, 9.164s, 8/15/23                                       Aaa                 5,478,750
     2,000,000   Henrico Cnty., Indl. Dev. Auth. IFB (Bon
                   Secours Hlth. Syst.), FSA, 7.772s, 8/23/27                  Aaa                 2,402,500
     9,740,000   Hopewell, Indl. Dev. Rev. Bonds (Stone
                   Container Corp.), 8 1/4s, 6/1/16                            B/P                10,908,800
                                                                                             ---------------
                                                                                                  18,790,050

Washington (2.2%)
------------------------------------------------------------------------------------------------------------
    29,000,000   Port Walla Walla Pub. Corp. Solid Waste
                   Recycling Rev. Bonds (Ponderosa Fibres),
                   9 1/8s, 1/1/26                                              CCC/P              21,025,000
     3,500,000   Spokane Cnty., Indl. Dev. Corp. Solid Waste Disp.
                   Rev Bonds (Kiaser Alummin. &
                   Chemical Corp.), 7.6s, 3/1/27                               B/P                 3,675,000
     8,200,000   WA State Hsg. Fin. Comm. Single Fam. Mtge.
                   IFB, GNMA Coll., 9.567s, 12/1/17
                   (acquired 4/12/95, cost $9,225,000) [DBL. DAGGER]           AAA                 9,358,250
                 WA State Pub. Pwr. Supply Syst. Rev. Bonds
                   (Nuclear Project No. 3)
     4,000,000     Ser. C, MBIA, 7 1/2s, 7/1/08                                Aaa                 4,900,000
     5,000,000     Ser. B, MBIA, 7 1/8s, 7/1/16                                Aaa                 6,031,250
                                                                                             ---------------
                                                                                                  44,989,500

West Virginia (0.5%)
------------------------------------------------------------------------------------------------------------
                 Marion Cnty., Cmnty. Solid Waste Disp. Fac. Rev.
                   Bonds (American Pwr. Paper Recycling)
    12,000,000     9s, 12/1/11 (acquired from 12/17/93
                   to 3/8/95, cost $11,850,760) (In default)[DBL. DAGGER]+     D/P                 6,000,000
    10,000,000     8 1/4s, 12/1/11 (acquired 12/17/93,
                   cost $10,000,000) (In default)[DBL. DAGGER]+                D/P                 5,000,000
                                                                                             ---------------
                                                                                                  11,000,000
------------------------------------------------------------------------------------------------------------
                 Total Municipal Bonds and Notes
                   (cost $1,984,572,597) ***                                                 $ 2,074,258,147
------------------------------------------------------------------------------------------------------------

            * Percentages indicated are based on net assets of $2,069,159,191.
           ** The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at July 31, 1997 for the securities listed.  Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at July 31, 1997. Securities rated by
              Putnam are indicated by "/P" and are not publicly rated.

              The table below shows the percentage of the fund's investment on July 31, 1997 in securities assigned to various rating categories by Moody's and Standard & Poor's and in unrated securities determined by Putnam Management to be of comparable quality.

                                                    Unrated securities
                          Rated securities         of comparable quality,
                         as a percentage of          as a percentage of
              Rating      fund's net assets          fund's net assets
              AAA/Aaa           30.1%                      5.5%
              AA/Aa              8.0                       0.2
              A/A                2.0                       0.1
              BBB/Baa           10.3                       1.7
              BB/Ba              7.7                      12.3
              B/B                2.1                      13.8
              Caa/CCC             --                       1.0
              Ca/CC               --                        --
              C                  0.2                        --
              D                   --                       2.6
              A-1/VMIGI          2.6                        --
                                -----                     -----
                                63.0%                     37.2%

              Ratings are not covered by the Report of independent accountants.

          *** The aggregate identified cost on a tax basis is $1,984,572,597, resulting in gross unrealized appreciation and depreciation of $151,784,337 and $62,098,787, respectively, or net unrealized appreciation of $89,685,550.

            + Non-income-producing security.

[DBL. DAGGER] Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at July 31, 1997 was $78,109,360 or 3.8% of net assets.

            # A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at July 31, 1997.

              The rates shown on IFB and IF COP, which are securities paying interest rates that vary inversely to changes in the market interest rates, and VRDN's are the current interest rates at July 31, 1997.

              The fund had the following industry group concentrations greater than 10% at July 31, 1997
              (as a percentage of net assets):
                 Healthcare              18.6%
                 Transportation          14.8
                 Utilities               13.9

              The fund had the following insurance concentration greater than 10% at July 31, 1997 (as a percentage of net assets):
                 MBIA                    14.8%




----------------------------------------------------------------------------------------------
Futures Contracts Outstanding at July 31, 1997
                                                Aggregate Face   Expiration       Unrealized
                                 Total Value         Value          Date         Depreciation
----------------------------------------------------------------------------------------------
Muni Index Future (Short)        $85,509,375     $81,785,312       Sep-97         $(3,724,063)
----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of assets and liabilities
July 31, 1997

Assets
---------------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $1,984,572,597) (Note 1)                                            $2,074,258,147
---------------------------------------------------------------------------------------------------
Cash                                                                                     14,730,962
---------------------------------------------------------------------------------------------------
Interest and other receivables                                                           27,000,122
---------------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                                    5,928,423
---------------------------------------------------------------------------------------------------
Receivable for securities sold                                                              825,523
---------------------------------------------------------------------------------------------------
Total assets                                                                          2,122,743,177

Liabilities
---------------------------------------------------------------------------------------------------
Payable to subcustodian (Note 2)                                                         10,589,199
---------------------------------------------------------------------------------------------------
Payable for variation margin                                                                 65,625
---------------------------------------------------------------------------------------------------
Distributions payable to shareholders                                                     3,941,283
---------------------------------------------------------------------------------------------------
Payable for securities purchased                                                         31,362,801
---------------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                                5,217,750
---------------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                                933,131
---------------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                                  160,682
---------------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                                29,305
---------------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                                  1,753
---------------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                                    1,137,270
---------------------------------------------------------------------------------------------------
Other accrued expenses                                                                      145,187
---------------------------------------------------------------------------------------------------
Total liabilities                                                                        53,583,986
---------------------------------------------------------------------------------------------------
Net assets                                                                           $2,069,159,191

Represented by
---------------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                       2,032,287,153
---------------------------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)                                  (195,279)
---------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                                   (48,894,170)
---------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                               85,961,487
---------------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                           $2,069,159,191

Computation of net asset value and offering price
---------------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($625,601,905 divided by 42,978,869 shares)                                                  $14.56
---------------------------------------------------------------------------------------------------
Offering price per class A share (100/95.25 of $14.56)*                                      $15.29
---------------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($1,427,365,127 divided by 98,020,334 shares)**                                              $14.56
---------------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($16,192,159 divided by 1,112,943 shares)                                                    $14.55
---------------------------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $14.55)***                                    $15.04
---------------------------------------------------------------------------------------------------

  * On single retail sales of less than $25,000. On sales of $25,000 or more and on group sales the offering price is reduced.

 ** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

*** On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

The accompanying notes are an integral part of these financial statements.



Statement of operations
Year ended July 31, 1997

Tax exempt interest income:                                                           $136,080,088
--------------------------------------------------------------------------------------------------

Expenses:
Compensation of Manager (Note 2)                                                        10,809,869
--------------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                           1,611,642
--------------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                           71,598
--------------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                            21,779
--------------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                                    1,147,823
--------------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                                   12,091,060
--------------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                       70,775
--------------------------------------------------------------------------------------------------
Reports to shareholders                                                                     81,240
--------------------------------------------------------------------------------------------------
Registration fees                                                                            3,299
--------------------------------------------------------------------------------------------------
Auditing                                                                                    51,667
--------------------------------------------------------------------------------------------------
Legal                                                                                       36,268
--------------------------------------------------------------------------------------------------
Postage                                                                                    209,736
--------------------------------------------------------------------------------------------------
Other                                                                                      109,241
--------------------------------------------------------------------------------------------------
Total expenses                                                                          26,315,997
--------------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                                (609,741)
--------------------------------------------------------------------------------------------------
Net expenses                                                                            25,706,256
--------------------------------------------------------------------------------------------------
Net investment income                                                                  110,373,832
--------------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                                          (160,569)
--------------------------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                                         (2,813,192)
--------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and futures during the year                  75,459,771
--------------------------------------------------------------------------------------------------
Net gain on investments                                                                 72,486,010
--------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                  $182,859,842
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.



Statement of changes in net assets

                                                                                             Year ended July 31,
                                                                                      --------------------------------
                                                                                           1997               1996
----------------------------------------------------------------------------------------------------------------------

Increase in net assets
----------------------------------------------------------------------------------------------------------------------
Operations:
----------------------------------------------------------------------------------------------------------------------
Net investment income                                                                $  110,373,832     $  113,667,354
----------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                                  (2,973,761)        15,016,204
----------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation
(depreciation) of investments                                                            75,459,771        (28,204,166)
----------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                    182,859,842        100,479,392
----------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
----------------------------------------------------------------------------------------------------------------------
   From net investment income
----------------------------------------------------------------------------------------------------------------------
      Class A                                                                           (34,200,705)       (32,034,038)
----------------------------------------------------------------------------------------------------------------------
      Class B                                                                           (75,427,802)       (80,787,224)
----------------------------------------------------------------------------------------------------------------------
      Class M                                                                              (797,574)          (327,003)
----------------------------------------------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)                                        24,687,444         70,910,580
----------------------------------------------------------------------------------------------------------------------
Total increase in net assets                                                             97,121,205         58,241,707

Net assets
----------------------------------------------------------------------------------------------------------------------
Beginning of year                                                                     1,972,037,986      1,913,796,279
----------------------------------------------------------------------------------------------------------------------
End of year (distributions in excess of net investment
income of $195,279 and $428,650, respectively)                                       $2,069,159,191     $1,972,037,986
----------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a share outstanding throughout the period)

CLASS A
----------------------------------------------------------------------------------------------------------------------
                                                                                                        For the period
Per-share                                                                                               Sept. 20, 1993+
operating performance                                                Year ended July 31                    to July 31
----------------------------------------------------------------------------------------------------------------------
                                                          1997             1996             1995             1994
----------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                      $14.05           $14.14           $14.24           $15.34
----------------------------------------------------------------------------------------------------------------------
Investment operations
----------------------------------------------------------------------------------------------------------------------
Net investment income                                       .84              .90              .94              .83
----------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                  .52             (.10)            (.10)            (.98)
----------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                      1.36              .80              .84             (.15)
----------------------------------------------------------------------------------------------------------------------
Less distributions:
----------------------------------------------------------------------------------------------------------------------
From net
investment income                                          (.85)            (.89)            (.94)            (.83)
----------------------------------------------------------------------------------------------------------------------
In excess of net
investment income                                            --               --               --             (.02)
----------------------------------------------------------------------------------------------------------------------
From net realized gain
on investment                                                --               --               --             (.05)
----------------------------------------------------------------------------------------------------------------------
In excess of net realized
gain on investments                                          --               --               --             (.05)
----------------------------------------------------------------------------------------------------------------------
Total distributions                                        (.85)            (.89)            (.94)            (.95)
----------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                            $14.56           $14.05           $14.14           $14.24
----------------------------------------------------------------------------------------------------------------------
Ratios and supplemental data
----------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                                  9.97             5.76             6.24             (.99)*
----------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                         $625,602         $540,607         $474,984         $361,593
----------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%) (b)                                  .85              .84              .87              .71*
----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                  5.94             6.27             6.73             5.58*
----------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                    56.22            67.70            60.41            44.41
----------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the period ended July 31, 1996 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts. (Note 2)




Financial highlights
(For a share outstanding throughout the period)

CLASS B
----------------------------------------------------------------------------------------------------------------------

Per-share
operating performance                                                  Year ended July 31
----------------------------------------------------------------------------------------------------------------------
                                            1997             1996             1995             1994             1993
----------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                        $14.05           $14.14           $14.24           $15.01           $14.64
----------------------------------------------------------------------------------------------------------------------
Investment operations
----------------------------------------------------------------------------------------------------------------------
Net investment income                         .75              .80              .85              .86              .95
----------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                    .51             (.09)            (.10)            (.65)             .41
----------------------------------------------------------------------------------------------------------------------
Total from
investment operations                        1.26              .71              .75              .21             1.36
----------------------------------------------------------------------------------------------------------------------
Less distributions:
----------------------------------------------------------------------------------------------------------------------
From net
investment income                            (.75)            (.80)            (.85)            (.85)            (.95)
----------------------------------------------------------------------------------------------------------------------
In excess of net
investment income                              --               --               --             (.03)              --
----------------------------------------------------------------------------------------------------------------------
From net realized gain
on investment                                  --               --               --             (.05)            (.04)
----------------------------------------------------------------------------------------------------------------------
In excess of net realized
gain on investments                            --               --               --             (.05)              --
----------------------------------------------------------------------------------------------------------------------
Total distributions                          (.75)            (.80)            (.85)            (.98)            (.99)
----------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                              $14.56           $14.05           $14.14           $14.24           $15.01
----------------------------------------------------------------------------------------------------------------------
Ratios and supplemental data
----------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                    9.26             5.08             5.54             1.36             9.68
----------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                         $1,427,365       $1,421,448       $1,436,481       $1,522,955       $1,501,535
----------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%) (b)                   1.50             1.50             1.51             1.45             1.38
----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                    5.30             5.62             6.10             5.76             6.39
----------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                      56.22            67.70            60.41            44.41            52.29
----------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the period ended July 31, 1996 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts. (Note 2)




Financial highlights
(For a share outstanding throughout the period)

CLASS M
----------------------------------------------------------------------------------------------------------------------
                                                                                                       For the period
Per-share                                                                                               Dec. 29, 1994+
operating performance                                                         Year ended July 31          to July 31
----------------------------------------------------------------------------------------------------------------------
                                                                           1997             1996             1995
----------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                        $14.04           $14.13           $13.43
----------------------------------------------------------------------------------------------------------------------
Investment operations
----------------------------------------------------------------------------------------------------------------------
Net investment income                                                         .80              .84              .58
----------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                                    .51             (.08)             .70
----------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                                        1.31              .76             1.28
----------------------------------------------------------------------------------------------------------------------
Less distributions:
----------------------------------------------------------------------------------------------------------------------
From net
investment income                                                            (.80)            (.85)            (.58)
----------------------------------------------------------------------------------------------------------------------
In excess of net
investment income                                                              --               --               --
----------------------------------------------------------------------------------------------------------------------
From net realized gain
on investment                                                                  --               --               --
----------------------------------------------------------------------------------------------------------------------
In excess of net realized
gain on investments                                                            --               --               --
----------------------------------------------------------------------------------------------------------------------
Total distributions                                                          (.80)            (.85)            (.58)
----------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                              $14.55           $14.04           $14.13
----------------------------------------------------------------------------------------------------------------------
Ratios and supplemental data
----------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                                                    9.64             5.44             9.69*
----------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                            $16,192           $9,984           $2,331
----------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                                                    1.15             1.13              .71*
----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                                    5.63             5.87             3.98*
----------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                      56.22            67.70            60.41
----------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the period ended July 31, 1996 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts. (Note 2)




Notes to financial statements
July 31, 1997

Note 1
Significant accounting policies

Putnam Tax-Free High Yield Fund (the "fund") is a series of Putnam Tax-Free Income Trust (the "trust") which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund pursues its objective of seeking high current income exempt from federal income tax by investing primarily in high-yielding, lower rated tax exempt securities constituting a portfolio that Putnam Investment Management, Inc. ("Putnam Management"), the fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc., believes does not involve undue risk to income or principal.

The fund offers class A, class B and class M shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge, but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class M shares are sold with a maximum front-end sales charge of 3.25% and pay an ongoing distribution fee that is lower than class B shares and higher than class A shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are stated on the basis of valuations provided by a pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Short-term investments are stated at amortized cost, which approximates market value, and restricted securities are stated at fair value following procedures approved by the Trustees.

B) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

D) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At July 31, 1997, the fund had a capital loss carryover of approximately $36,876,000 available to offset future net capital gains, if any.

The amount of the carryover and the expiration dates are:

     Loss Carryover           Expiration
----------------------  ----------------------
      $24,399,000            July 31, 2003
      $12,477,000            July 31, 2004

E) Distributions to shareholders Income dividends are recorded daily by the fund and are distributed monthly. Capital gain distributions if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

These differences include treatment of market discount, defaulted bond interest, post-October loss deferrals, and realized and unrealized losses on certain futures contracts. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended July 31, 1997, the fund reclassified $285,620 to decrease distributions in excess of net investment income and $178 to decrease paid-in-capital, with an increase to accumulated net realized loss on investments of $285,442. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

F) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

G) Amortization of bond premium and accretion of bond discount Any premium resulting from the purchase of securities in excess of maturity value is amortized on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, the remaining excess premium is amortized to maturity. Discounts on zero coupon bonds and original issue discount are accreted according to the effective yield method.

Note 2
Management fee, administrative services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.65% of the first $500 million of average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion and 0.38% thereafter. Prior to November 20, 1996, any amount over $1.5 billion was based on 0.45%.

The fund reimburses Putnam Management for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

As part of the custodian contract between the subcustodian bank and PFTC, the subcustodian bank has a lien on the securities of the fund to the extent permitted by the funds investment restrictions to cover any advances made by the subcustodian bank for the settlement of securities purchased by the fund. At July 31, 1997, the payable to the subcustodian bank represents the amount due for cash advance for the settlement of a security purchased.

For the year ended July 31, 1997, fund expenses were reduced by $609,741 under expense offset arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Trustees of the fund receive an annual Trustees fee of $1,755 and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in certain Putnam funds until distribution in accordance with the Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Mutual Funds Corp. at an annual rate up to 0.35%, 1.00% and 1.00% of the average net assets attributable to class A, class B and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.20%, 0.85% and 0.50% of the average net assets attributable to class A, class B and class M shares respectively.

For the year ended July 31, 1997, Putnam Mutual Funds Corp., acting as underwriter received net commissions of $120,283 and $8,096 from the sale of class A and class M shares, respectively and $2,395,942 in contingent deferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the year ended July 31, 1997, Putnam Mutual Funds Corp., acting as underwriter received $13,626 on class A redemptions.

Note 3
Purchases and sales of securities

During the year ended July 31, 1997, purchases and sales of investment securities other than short-term investments aggregated $1,118,953,699 and $1,086,041,417, respectively. There were no purchases and sales of U.S. government obligations. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Note 4
Capital shares

At July 31, 1997, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                            Year ended
                                         July 31, 1997
------------------------------------------------------------
Class A                              Shares           Amount
------------------------------------------------------------
Shares sold                      17,469,517     $247,871,332
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                     1,233,532       17,525,638
------------------------------------------------------------
                                 18,703,049      265,396,970

Shares
repurchased                     (14,205,309)    (201,674,072)
------------------------------------------------------------
Net increase                      4,497,740     $ 63,722,898
------------------------------------------------------------

                                            Year ended
                                          July 31, 1996
------------------------------------------------------------
Class A                              Shares           Amount
------------------------------------------------------------
Shares sold                      13,029,114     $185,888,611
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                     1,175,420       16,773,877
------------------------------------------------------------
                                 14,204,534      202,662,488

Shares
repurchased                      (9,324,390)    (132,743,846)
------------------------------------------------------------
Net increase                      4,880,144     $ 69,918,642
------------------------------------------------------------

                                            Year ended
                                          July 31, 1997
------------------------------------------------------------
Class B                              Shares           Amount
------------------------------------------------------------
Shares sold                      19,278,563     $273,428,476
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                     2,486,227       35,319,294
------------------------------------------------------------
                                 21,764,790      308,747,770

Shares
repurchased                     (24,895,016)    (353,480,814)
------------------------------------------------------------
Net decrease                     (3,130,226)   $ (44,733,044)
------------------------------------------------------------

                                            Year ended
                                          July 31, 1996
------------------------------------------------------------
Class B                              Shares           Amount
------------------------------------------------------------
Shares sold                      26,982,574      $385,197,664
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                     2,654,941       37,899,226
------------------------------------------------------------
                                 29,637,515      423,096,890

Shares
repurchased                     (30,078,430)    (429,880,151)
------------------------------------------------------------
Net decrease                       (440,915)     $(6,783,261)
------------------------------------------------------------

                                             Year ended
                                          July 31, 1997
------------------------------------------------------------
Class M                              Shares           Amount
------------------------------------------------------------
Shares sold                         633,553       $8,978,501
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                        35,274          500,706
------------------------------------------------------------
                                    668,827        9,479,207

Shares
repurchased                        (266,903)      (3,781,617)
------------------------------------------------------------
Net increase                        401,924       $5,697,590
------------------------------------------------------------

                                             Year ended
                                          July 31, 1996
------------------------------------------------------------
Class M                              Shares           Amount
------------------------------------------------------------
Shares sold                         603,316       $8,601,895
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                        16,752          237,979
------------------------------------------------------------
                                    620,068        8,839,874

Shares
repurchased                         (74,012)      (1,064,675)
------------------------------------------------------------
Net increase                        546,056       $7,775,199
------------------------------------------------------------

Federal tax information
(Unaudited)

The fund has designated 99% of dividends paid from net investment income during the fiscal year as tax exempt for Federal income tax purposes.

The fund paid ordinary taxable dividends of $.0139 per share.

The Form 1099 you receive in January 1998 will show the tax status of all distributions paid to your account in calendar 1997.



Fund information

INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
John A. Hill
Ronald J. Jackson
Elizabeth T. Kennan
Lawrence J. Lasser
Robert E. Patterson
Donald S. Perkins
George Putnam, III
A.J.C. Smith
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Gary N. Coburn
Vice President

William J. Curtin
Vice President

Jerome J. Jacobs
Vice President

Triet M. Nguyen
Vice President and Fund Manager

William N. Shiebler
Vice President

John R. Verani
Vice President

Paul M. O'Neil
Vice President

Beverly Marcus
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam Tax-Free High Yield Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information, or to request a prospectus, call toll free: 1-800-225-1581. You can also learn more at Putnam Investments' website: http://www.putnaminv.com.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency, and involve risk, including the possible loss of principal amount invested.

[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

--------------------
Bulk Rate
U.S. Postage
PAID
Putnam
Investments
--------------------

35890-500/036/679/851   7/97